United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ROKA BIOSCIENCE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ROKA BIOSCIENCE, INC.
20 Independence Boulevard
Warren, New Jersey 07059

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on February 28, 2017

To the Stockholders of
Roka Bioscience, Inc.

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Roka Bioscience, Inc. (the “Company”) will be held at Roka's corporate offices, located at 20 Independence Boulevard, Suite 401, Warren, New Jersey, 07059, on February 28, 2017, beginning at 8:30 a.m. local time. At the Special Meeting, stockholders will act on the following matters:

•	to approve the Amended and Restated 2014 Equity Incentive Plan, which includes an increase in the number of shares available for issuance thereunder by 300,000; and
•	to transact other such business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 1, 2017 are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors

Mary Duseau
Chief Executive Officer

February 3, 2017
Warren, New Jersey

APPENDICES

APPENDIX A    Form of Proxy Card
APPENDIX B     Amended and Restated 2014 Equity Incentive Plan

ROKA BIOSCIENCE, INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Special Meeting of Stockholders to be held on February 28, 2017 at 8:30 a.m. local time, at Roka's corporate offices, located at 20 Independence Boulevard, Suite 401, Warren, New Jersey, 07059, or at such other time and place to which the Special Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Roka Bioscience, Inc. (the “Board”). The proxy materials relating to the Special Meeting are being mailed to stockholders entitled to vote at the meeting on or about February 3, 2017.
Important Notice of Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 28, 2017.
Our proxy materials including our Proxy Statement for the Special Meeting and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms “Roka,” “we,” “us,” and “our” refer to Roka Bioscience, Inc. The mailing address of our principal executive offices is Roka Bioscience, Inc., 20 Independence Boulevard, Warren, NJ 07059.

About the Meeting

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders with respect to the following matters:

•	to approve the Amended and Restated 2014 Equity Incentive Plan, which includes an increase in the number of shares available for issuance thereunder by 300,000; and
•	to transact other such business as may properly come before the Special Meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?

Our Board believes that the approval of the Amended and Restated 2014 Equity Incentive Plan, which includes an increase in the number of shares available for issuance thereunder by 300,000, is advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR this proposal.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, February 1, 2017, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 5,007,742 outstanding shares of common stock.

 Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

If you are a stockholder of record and plan to attend the Special Meeting, please contact the Company by email at ir@rokabio.com to register to attend the Special Meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or email, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Roka Bioscience, Inc., 20 Independence Boulevard, Warren, New Jersey 07059, Attn: Sue Roberts or ir@rokabio.com. If you plan to attend the Special Meeting, please plan to arrive at Roka's corporate offices within a reasonable period of time before the start of the Special Meeting.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

You can vote on matters that come before the Special Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

    Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

     If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.

If you attend the Special Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation;

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person
Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each proposal?" below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the record date must be present, in person or by proxy, at the Special Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to the proposal to approve the amended and restated 2014 Equity Incentive Plan and approval of any other matter that may properly come before the Special Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are "broker non-votes"?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed "routine", such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called "broker non-votes."

The proposal to approve the amended and restated 2014 Equity Incentive Plan is not considered to be a "routine" matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Will a stockholder list be available for inspection?

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and, for 10 days prior to the Special Meeting, at Roka Bioscience, Inc., 20 Independence Boulevard, Warren, New Jersey 07059 between the hours of 9:00 a.m. and 5:00 p.m.

PROPOSAL ONE

TO APPROVE THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

General
The general purpose of our 2014 Equity Incentive Plan (the “2014 Plan”), is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.
Our Board believes that the 2014 Plan advances our interests by enhancing our ability to (a) attract and retain employees, officers, non-employee directors and other individual service providers, (b) provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries, and (c) reward such persons for these efforts. On January 17, 2017, our Board approved the amendment and restatement of the 2014 Plan to increase the number of shares available for issuance thereunder by 300,000 and to reflect the impact of the reverse splits that we implemented subsequent to the original adoption of the 2014 Plan. Our Board directed that the amended and restated 2014 Plan be submitted to the stockholders for approval at this special meeting. A copy of the amended and restated 2014 Plan is attached as Annex A.
If the Company’s stockholders do not approve the amended and restated 2014 Plan, the Company will continue to operate the 2014 Plan under its current provisions.

Description of the 2014 Plan
For a description of the existing 2014 Plan, please see “Executive Compensation - Equity Plans - 2014 Equity Incentive Plan.”

Description of the Amended and Restated 2014 Plan
On January 17, 2017, our board of directors approved, subject to stockholder approval, the amendment and restatement of the 2014 Plan to increase the number of shares reserved for issuance thereunder by 300,000 to 665,340 and to reflect the impact of the reverse stock splits implemented by us subsequent to the original adoption of the 2014 Plan.

The amended and restated 2014 Plan permits us to make grants of incentive stock options to our employees, and for the grant of nonqualified stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards to our employees, directors, consultants, advisors, or other individual service providers of our company or any subsidiary, as well as to any persons determined by our committee that administers our amended and restated 2014 Plan to be prospective employees, officers, directors, consultants, advisors, or other individual service providers of our company or any subsidiary.
Under the amended and restated 2014 Plan 468,582 shares of common stock are reserved for future issuance. The number of shares available for issuance is subject to customary adjustments for stock splits, stock dividends or similar transactions. In addition, the “evergreen” provision in the amended and restated 2014 Plan allows for an annual increase in the number of shares of our common stock available for issuance under the amended and restated 2014 Plan on January 1 of each year during the period beginning January 1, 2018, and ending on (and including) January 1, 2027. The annual increase in the number of shares will continue to be equal to 3% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year; provided, however, that our board of directors may act prior to the first day of any calendar year to provide that there shall be no increase for such calendar year, or that the increase shall be a lesser number of shares of common stock than would otherwise occur.

The amended and restated 2014 Plan is administered by a committee of our board of directors. The committee has the authority to determine:

●	which individuals shall be granted awards;

●	number of shares, units or other rights subject to each award;

●	exercise, base or purchase price of each award (if any);

●	schedule upon which awards will become vested, exercisable or payable;

●	performance criteria, performance goals and other conditions of each award;

●	duration of each award; and

●	all other terms of each award.
For awards that are intended to be exempt from the deductibility limit of Code Section 162(m), no participant may receive in any one fiscal year options or stock appreciation rights with respect to more than 18,116 shares of our common stock in the aggregate, or restricted stock, stock units, performance shares awards, incentive bonus awards and other stock-based awards that are denominated in shares of our common stock relating to more than 18,116 shares in the aggregate. In addition, the maximum dollar value payable to any participant in any one fiscal year of the company with respect to stock units, performance units or incentive bonus awards or other stock-based awards that may be settled in cash or other property (other than common stock) and that are intended to be exempt from the deductibility limit of Code Section 162(m) is $2,000,000.
In general, awards may not be transferred other than by will or by the laws of descent and distribution. However, the committee may provide in an award agreement that non-qualified stock options, share-settled stock appreciation rights, restricted stock, performance shares or share-settled other stock-based awards may be transferred to certain family members, to a family trust for estate planning purposes, or by gift to charitable institutions.

The committee may, upon the grant of an award, provide for the effect of a change in control on any award, including:

●	acceleration or extension of the time periods for exercising, vesting in, or realizing gain from any award;

●	elimination or modification of performance or other conditions of an award;

●	provision for the cash settlement of an award for an equivalent cash value; or

●	such other modification or adjustment to an award as the committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control.
The committee may also, in its discretion, take one or more of the following actions contingent upon a change in control, unless otherwise provided by an award agreement:

●	cause any or all outstanding options and stock appreciation rights affected by the change in control to become vested and immediately exercisable, in whole or in part;

●	cause any other awards affected by the change in control to become non-forfeitable, in whole or in part;

●	cancel any option or stock appreciation right in exchange for a substitute option;

●	cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award in respect of the capital stock of any successor corporation;

●
redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control;

●
cancel any option or stock appreciation right affected by the change in control in exchange for cash and/or other substitute consideration, and cancel any option or stock appreciation right without any payment of consideration if its exercise price is not less than the value of our common stock on the date of the change in control;

●
cancel any stock unit or performance unit affected by the change in control in exchange for cash and/or other substitute consideration (provided such cancellation and exchange does not violate Section 409A of the Code); or

●	make such other modifications, adjustments or amendments to outstanding awards or the amended and restated 2014 Plan as it deems necessary or appropriate.
The committee may amend the terms of awards in any manner not inconsistent with the amended and restated 2014 Plan, provided that no amendment shall adversely affect the rights of a participant with respect to an outstanding award without such participant’s consent. In addition, our board of directors may at any time amend, suspend, or terminate the amended and restated 2014 Plan, provided that (i) no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding award without the consent of such participant, (ii) the company shall obtain stockholder approval of any amendment to the amended and restated 2014 Plan to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, and (iii) stockholder approval is required for any amendment to the amended and restated 2014 Plan that (x) increases the number of shares of common stock available for issuance under the amended and restated 2014 Plan, or (y) changes the persons or class of persons eligible to receive awards.

Equity Compensation Plan Information
        The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2016.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options and rights(1)	Weighted Average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders (2)	197,554	$22.91	67,670	(3)
Equity compensation plans not approved by security holders	—	—	—
Total:	197,554	$22.91	67,670	(3)

(1)	Does not include any Restricted Stock as such shares are already reflected in our outstanding shares.

(2)	The amounts shown in this row include securities under the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the "2009 Plan") and the Roka Bioscience, Inc. 2014 Equity Incentive Plan (the "2014 Plan")

(3)
Included in the 67,670 shares are 49,169 shares available under the 2009 Plan. Subsequent to our initial public offering we have not issued shares out of the 2009 Plan, and we do not intend to issue shares out of the 2009 Plan in the future. In accordance with the "evergreen" provision in our 2014 Equity Compensation Plan, an additional 150,081 shares were automatically made available for issuance on the first trading day of 2017, which represents 3% of the number of shares outstanding on December 31, 2016; these shares are excluded from this calculation.

New Plan Benefits
The following table sets forth awards that we expect to grant under the 2014 Plan if the stockholders approve the amendment and restatement of the 2014 Plan. Because future awards under the amended and restated 2014 Plan (other than the grants described in the table below and the future grants that may be made pursuant to our Non-employee Director Compensation Policy described under “Director Compensation”) will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. If the amendment and restatement of Plan is not approved by the stockholders, the parties will negotiate in good faith to provide alternative benefits for these officers and directors.

Name and Position	Number of Options Granted Under Plan	Number of Shares of Restricted Stock Granted Under Plan
Chief Executive Officer	—	—
Chief Financial Officer	—	—
All Executive Officers as a Group	—	—
All Non-Employee Directors, as a Group (1)	15,000	—
All employees other than executive officers as a Group	—	—
Total	15,000	—

(1)
In accordance with our Non-employee Director Compensation Policy, as of the date of each annual meeting of the shareholders, each non-employee director receive an option grant to purchase 3,000 shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, which shall vest on the one year anniversary of the grant date.

United States Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences relating to the grant and exercise of awards under the 2014 Plan and the subsequent sale of common stock that will be acquired under the 2014 Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. This summary is general in nature and does not purport to be a complete statement of all federal income tax consequences.
Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.
Incentive Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.
Stock Appreciation Rights. The participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common stock received will be taxable to the participant as ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m).
Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time restricted stock is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Stock Units, Performance Awards, and Incentive Bonus Awards. A participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time a stock unit, performance award or incentive bonus award is granted. When a participant receives payment under a stock unit, performance award or incentive bonus award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Vote Required
The affirmative vote of a majority of the total votes cast in person or by proxy is required to approve this proposal. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 1, 2017 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) each of the current executive officers; (iv) all of the current executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under exercise of any options or warrants that are exercisable on or within 60 days after February 1, 2017 are deemed beneficially owned by the holder thereof and therefore are included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 5,007,742 shares of common stock issued and outstanding as of February 1, 2017 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after February 1, 2017 held by such person or entity.

Except as otherwise noted below, the address for persons listed in the table is c/o Roka Bioscience, Inc., 20 Independence Boulevard, Warren, New Jersey 07059. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Of Shares Beneficially Owned
5% Stockholders
Entities Affiliated with New Enterprise Associates(1)	1,464,900	26.3%
Entities Affiliated with OrbiMed(2)	1,465,638	26.3%
TPG Biotechnology Partners III, L.P.(3)	1,441,786	25.8%
Named Executive Officers, Executive Officers and Directors:
M. James Barrett(4)	1,465,761	26.3%
Fred E. Cohen(5)	861	*
Michael P. Doyle(6)	1,357	*
David W. J. McGirr(7)	6,313	*
Paul G. Thomas(8)	109,017	2.2%
Nicholas J. Valeriani(9)	15,863	*
Lars Boesgaard(10)	19,221	*
Mary Duseau(11)	9,557	*
All current directors and executive officers as a group (8 persons)	1,628,688	28.9%

(1)
Based on information set forth in a Schedule 13D/A filed with the SEC on September 28, 2016 and our corporate records. The shares beneficially owned consist of 893,471 shares of common stock and warrants to acquire 571,429 shares of common stock. The shares directly held by NEA 13 are indirectly held by NEA Partners 13, L.P., or NEA Partners 13, the sole general partner of NEA 13, NEA 13 GP, LTD, or NEA 13 LTD, the sole general partner of NEA Partners 13 and each of the individual Directors of NEA 13 LTD. The individual directors, or collectively, the Directors, of NEA 13 LTD are M. James Barrett (a member of our board of directors), Peter J. Barris, Forest Baskett, Patrick J. Kerins, Krishna "Kittu" Kolluri, David M. Mott, Scott D. Sandell, Ravi Viswanathan and Harry R. Weller. NEA 13, NEA Partners 13, NEA 13 LTD and the Directors share voting and dispositive power with regard to the shares held by NEA 13. All indirect holders of the above referenced shares disclaim beneficial ownership of applicable shares except to the extent of their pecuniary interest therein. The shares directly held by NEA Ventures 2009, L.P., or Ven 2009, are indirectly held by Karen P. Welsh, the general partner of Ven 2009. The address for NEA 13, NEA Ventures and Ven 2009 is c/o New Enterprise Associates, Inc., 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(2)
Based on information set forth in a Schedule 13D filed with the SEC on November 14, 2016 and our corporate records, the shares beneficially owned consist of (i) 893,471 shares of common stock and warrants to acquire 571,429 shares of common stock. OrbiMed Capital GP III, LLC, or GP III, is the general partner of OPI III, and OrbiMed Advisors LLC, or Advisors, is the managing member of GP III. Advisors is also the general partner of Associates III. Samuel D. Isaly is the managing member of and owner of a controlling interest in Advisors and may be deemed to have voting and investment power over shares held by OPI III and Associates III. Mr. Isaly disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein. The address for OPI III and Associates III is 601 Lexington Avenue, 54th Floor, New York NY 10022. Additionally, shares beneficially owned include options granted to Mr. Silverstein to purchase 738 shares of common stock that are exercisable within 60 days of February 1, 2017, and for which any economic benefit of these options is transferable to OrbiMed.

(3)
Based on information set forth in a Schedule 13D/A filed with the SEC on October 31, 2016 and our corporate records, the shares beneficially owned consists of 870,357 shares of common stock and warrants to acquire 571,429 shares of common stock. All shares are held directly by TPG Biotechnology Partners III, L.P., or TPG Biotech III. TPG Biotechnology GenPar III, L.P., or TPG Biotech GenPar III, is the general partner of TPG Biotech III. TPG Biotechnology GenPar III Advisors, LLC, or TPG Biotech Advisors III, is the general partner of TPG Biotech GenPar III. TPG Holdings I, L.P., or TPG Holdings, is the sole member of TPG Biotech Advisors III. TPG Holdings I-A, LLC, or TPG Holdings LLC, is the general partner of TPG Holdings. TPG Group Holdings (SBS), L.P., or TPG Group Holdings, is the sole member of TPG Holdings LLC. TPG Group Holdings (SBS) Advisors, Inc. is the general partner of TPG Group Holdings and may be deemed to have voting and dispositive power over the shares held by TPG Biotech III. David Bonderman and James G. Coulter are officers and sole shareholders of TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to have voting and dispositive power over the shares held by TPG Biotech III. Messrs. Bonderman and Coulter disclaim beneficial ownership of the securities reported herein except to the extent of their pecuniary interest therein. The address for TPG Biotech III and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Fort Worth, TX 76102.

(4)
The shares beneficially owned consist of (i) 893,471 shares of common stock, (ii) warrants to acquire 571,429 shares of common stock held by NEA and (iii) options to purchase 861 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 3,639 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017. As a director of NEA 13 LTD, Mr. Barrett is obligated to transfer any economic benefit of such options to NEA 13 LTD. The shares of common stock directly held by NEA 13 are indirectly held by NEA Partners 13, L.P., or NEA Partners 13, the sole general partner of NEA 13, NEA 13 GP, LTD, or NEA 13 LTD, the sole general partner of NEA Partners 13 and each of the individual Directors of NEA 13 LTD. The individual directors, or collectively, the Directors, of NEA 13 LTD are M. James Barrett (a member of our board of directors), Peter J. Barris, Forest Baskett, Patrick J. Kerins, Krishna "Kittu" Kolluri, David M. Mott, Scott D. Sandell, Ravi Viswanathan and Harry R. Weller. NEA 13, NEA Partners 13, NEA 13 LTD and the Directors share voting and dispositive power with regard to the shares held by NEA 13. All indirect holders of the shares disclaim beneficial ownership of applicable shares except to the extent of their pecuniary interest therein. The shares directly held by NEA Ventures 2009,

L.P., or Ven 2009, are indirectly held by Karen P. Welsh, the general partner of Ven 2009. The address for NEA 13, NEA Ventures and Ven 2009 is c/o New Enterprise Associates, Inc., 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(5)
Consists of options to purchase 861 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 3,639 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(6)
Consists of options to purchase 1,357 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 3,639 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(7)
Consists of 5,000 shares of common stock and options to purchase 1,313 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 3,639 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(8)
Consists of (i) 85,504 shares of common stock, of which 13,371 shares are unvested restricted stock, (ii) warrants to purchase 7,143 shares of common stock and (iii) options to purchase 16,370 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 19,478 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(9)
Consists of (i) 7,143 shares of common stock, (ii) warrants to purchase 7,143 shares of common stock and (iii) options to purchase 1,577 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 4,423 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(10)
Consists of (i) 8,937 shares of common stock, of which 2,219 shares are unvested restricted stock, (ii) warrants to purchase 3,572 shares of common stock and (iii) options to purchase 6,712 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 4,053 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

(11)
Consists of (i) 1,429 shares of common stock, (ii) warrants to purchase 1,429 shares of common stock and (iii) options to purchase 6,699 shares of common stock that are exercisable within 60 days of February 1, 2017. Excludes 8,049 shares of common stock underlying options that are not exercisable within 60 days of February 1, 2017.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2016.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)(2)(3)
Equity compensation plans approved by security holders(1)	197,554	$22.91	67,670
Equity compensation plans not approved by security holders	—	$—	—
Total	197,554	$22.91	67,670

(1)
The amounts shown in this row include securities under the Roka Bioscience, Inc. 2009 Equity Incentive Plan (the "2009 Plan") and the Roka Bioscience, Inc. 2014 Equity Incentive Plan (the "2014 Plan").

(2)
Included in the 67,670 shares are 49,169 shares available under the 2009 Plan. Subsequent to our initial public offering we have not issued shares out of the 2009 Plan, and we do not intend to issue shares out of the 2009 Plan in the future. In accordance with the "evergreen" provision in our 2014 Equity Compensation Plan, an additional 150,081 shares were automatically made available for issuance on the first trading day of 2017, which represents 3% of the number of shares outstanding on December 31, 2016; these shares are excluded from this calculation.

EXECUTIVE COMPENSATION
Summary Compensation Table - 2016
The following table shows the compensation awarded to or earned by our principal executive officer, and all individuals who served as principal executive officer at any time during the fiscal year ended December 31, 2016, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2016 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2016. The persons listed in the following table are referred to herein as the “named executive officers".

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Paul G. Thomas	2016	$495,325	$99,065	—	108,863		$19,226	$722,479
Former President and Chief Executive Officer	2015	$480,875	$168,307	—	718,166	—	$18,048	$1,385,396
Lars Boesgaard	2016	$250,000	$44,766	—	34,033		$17,461	$346,260
Vice President and Chief Financial Officer	2015	$218,472	$41,333	107,847	75,596	—	$16,086	$459,334
Mary Duseau	2016	$339,487	$114,778	—	33,431		$27,426	$515,122
President and Chief Executive Officer and former Senior Vice President, Chief Commercial Officer	2015	$298,864	$78,144	—	313,301	—	$22,593	$712,902

(1)
Amounts reflect the grant date fair value of stock and option awards granted in 2016 and 2015 in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation. For information regarding assumptions underlying the valuation of equity awards, see note 16 to our financial statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Estimates—Stock-Based Compensation” included in our annual report for the year ended December 31, 2015. These amounts do not correspond to the actual value that may be realized by the named executive officers upon vesting of stock or exercise of stock options.

(2)
These amounts for 2016 include for Mr. Thomas, (i) $18,025 in employer paid health insurance, (ii) $439 in employer paid life insurance and (iii) $762 in employer paid disability insurance; for Mr. Boesgaard, (i) $15,833 in employer paid health insurance, (ii) $366 in employer paid life insurance, (iii) $762 in employer paid disability insurance and (iv) $500 for a contribution to a Health Savings Account; and for Ms. Duseau, (i) $18,025 in employer paid health insurance, (ii) $439 in employer paid life insurance, (iii) $762 in employer paid disability insurance, (iv) $1,000 for a 401(k) match and (v) $7,200 for a car allowance.

These amounts for 2015 include for Mr. Thomas, (i) $16,847 in employer paid health insurance, (ii) $439 in employer paid life insurance and (iii) $762 in employer paid disability insurance; for Mr. Boesgaard, (i) $15,018 in employer paid health insurance, (ii) $306 in employer paid life insurance, and (iii) $762 in employer paid disability insurance; and for Ms. Duseau, (i) $13,992 in employer paid health insurance, (ii) $366 in employer paid life insurance, (iii) $635 in employer paid life insurance, (iv) $1,000 for a 401(k) match and (v) $6,600 for a car allowance.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Our Named Executive Officers

We have entered into an employment agreement with each of the named executive officers.
Paul G. Thomas
On September 10, 2009, we entered into a five year employment agreement with Mr. Thomas for the position of President and Chief Executive Officer. The employment agreement automatically renews for successive one year terms unless we or Mr. Thomas provide at least 90 days prior notice of intent not to extend the term of the employment agreement. In the event of a change of control, as described below, occurs within the last twelve months of the applicable term, the term of his employment agreement will automatically renew for an additional twelve months. The expiration of the employment agreement following a notice of non-renewal by either us or Mr. Thomas is not considered termination without cause. Mr. Thomas currently receives a base salary of $495,325, which is subject to periodic review and increase by the compensation committee. Mr. Thomas is also eligible for an annual bonus with a target amount of 50% of his base salary, based on the achievement of certain individual and/or corporate performance targets established by the board or compensation committee. The actual amount of such bonus, which may be more or less than the target bonus, will be determined annually based upon individual and/or our achievement of certain performance targets, as determined by the compensation committee, in its reasonable discretion. Mr. Thomas is eligible to participate in employee benefit plans generally available to our executive employees, subject to the terms of those plans. In connection with the commencement of his employment, we agreed to grant Mr. Thomas 19,768 shares of restricted stock immediately and an additional 13,357 shares of restricted stock upon the closing of the second tranche of the Series B financing, which occurred in June 2010. Such restricted stock grants vested 25% on October 1, 2010 and the remaining shares vested in 36 equal monthly installments thereafter. Further, 100% of the shares vest upon (i) a change of control, as described below, or (ii) a termination of Mr. Thomas’s employment by the Company without cause, as described below, or by him for good reason, as described below. We agreed to make additional equity awards in the form of restricted stock grants and/or stock grants to Mr. Thomas upon the consummation of additional equity financings so that Mr. Thomas would maintain his ownership level of 6% of the fully diluted common stock, until such time that we raised an aggregate of at least $30 million in additional financing. Pursuant to such anti-dilution rights, we granted Mr. Thomas 9,651 additional shares of restricted stock in connection with our Series C financing in April 2011 and 3,719 additional shares of restricted stock in connection with our Series D financing in December 2011. Such anti-dilution rights terminated after our Series D financing. Such subsequent restricted stock grants are subject to the following terms: 25% of the shares vest on the one-year anniversary of the grant date and the remaining shares vest in 36 equal monthly installments thereafter. Further, 100% of the shares vest upon (i) a change of control, as described below, or (ii) a termination of Mr. Thomas’s employment by the Company without cause, as described below, or by him for good reason, as described below.
Payments Provided upon Termination without Cause or with Good Reason
In the event of termination for good reason or without cause, as described below, subject to the execution and non-revocation of a release agreement, resignation from any and all positions and return of all company property, Mr. Thomas will be entitled to receive (i) the amount of his accrued but unpaid salary, earned but unpaid bonus, and any accrued but unused vacation as of the date of termination, (ii) reimbursement of any expenses properly incurred on our behalf prior to any such termination and not yet reimbursed, (iii) continuation of his base salary in effect immediately prior to the termination of his employment for a period of twelve months after the effective date of termination, and (iv) continuation of group health plan benefits, with the cost of such benefits shared in the same relative proportion by us and Mr. Thomas until the earlier of (x) eighteen months after termination and (y) the date Mr. Thomas becomes eligible for benefits through another employer.
Payments Provided upon Termination without Cause or with Good Reason following a Change of Control
In the event of termination for good reason or without cause within six months following a change of control, as described below, subject to the execution and non-revocation of a release agreement, resignation from any and all positions and return of all company property, Mr. Thomas will be entitled to receive (i) the amount of his accrued but unpaid salary, earned but unpaid bonus, and any accrued but unused vacation as of the date of termination, (ii) reimbursement of any expenses properly incurred on our behalf prior to any such termination and not yet reimbursed, (iii) a lump sum payment equal to his annual base salary in effect immediately prior to the termination of his employment and (iv) continuation of group health plan benefits, with the cost of such benefits shared in the same relative proportion by us and Mr. Thomas until the earlier of (x) eighteen months after termination and (y) the date Mr. Thomas becomes eligible for benefits through another employer and (v) 100% acceleration of vesting for any unvested restricted stock grants.
Payments upon Change of Control
In addition to the payments described above, upon the occurrence of a change of control transaction, as described below, all shares of restricted stock will fully and immediately vest.

Under Mr. Thomas’ employment agreement, the terms below are generally defined as follows:
“cause” means: (i) the continued and willful failure to perform substantially the material duties and responsibilities of the position after receiving written demand for substantial performance; (ii) the conviction of, or plea of guilty or no contest to a felony or a crime involving dishonesty or theft; (iii) the executive’s uncured breach of the employment agreement or covenants agreements with us; (iv) the executive’s uncured and willful failure to comply with a material policy of ours; and (v) acts of gross negligence or gross misconduct by the executive, as determined by the board of directors;
“change of control” means (i) the liquidation, dissolution or winding up of the company; (ii) the acquisition, directly or indirectly, in a transaction or series of related transactions, other than a bona fide equity financing, of more than fifty (50%) or more of the total voting power of all the then-outstanding voting securities of the company; (iii) the acquisition of the company by means of any transaction or series of related transactions in which the company’s stockholders immediately prior to such transaction hold less than sixty-six percent (66%) of the voting power of the surviving or acquiring entity; or (iv) the sale, conveyance or other disposal of all or substantially all of our assets; provided that a change of control will not include a merger or consolidation with a subsidiary or affiliate of the company; and
“good reason” means that the employee has complied with the appropriate notice procedures following the occurrence of any of the following without the executive’s prior written consent: (i) prior to the consummation of a change of control, (x) the executive is not elected or re-elected to serve of our board of directors, (y) assignment to the executive of any duties or reporting obligations inconsistent with the executive’s title, position, authority or responsibility, or (z) the material diminution in the executive’s responsibilities, authority and function; (ii) a reduction in the executive’s base salary or target annual bonus that is not pursuant to a salary reduction program affecting substantially all senior level employees; (iii) failure to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under employee benefit plans generally available to our executive employees; (iv) a change in the executive’s principal office location of more than twenty-five (25) miles; (v) failure to pay the executive any amount due under his employment agreement or any other breach by us of the executive’s employment agreement or (vi) failure to require a successor entity to assume the executive’s employment agreement.

Effective January 17, 2017, in connection with his resignation as President and Chief Executive Officer, the Company and Mr. Thomas agreed to amend his employment agreement to remove the severance provisions and adjust his title and role.

Lars Boesgaard

We and Mr. Boesgaard are party to an employment agreement dated July 1, 2012. The employment agreement provides for “at will” employment. Mr. Boesgaard currently receives a base salary of $250,000, which is subject to periodic adjustment by the chief executive officer, the board or the compensation committee. Mr. Boesgaard is also eligible for an annual bonus with a target amount of 30% of his base salary, based on the achievement of certain individual and/or corporate performance targets established by the board or compensation committee. The actual amount of such bonus will be determined annually based upon individual and/or corporate achievement of certain performance targets, as determined by the compensation committee, in its reasonable discretion. Mr. Boesgaard is eligible to participate in employee benefit plans generally available to our employees, subject to the terms of those plans.

Payments Provided upon Termination without Cause or with Good Reason

In the event of termination for good reason or without cause, as described below, subject to the execution and non-revocation of a release agreement, resignation from any and all positions and return of all company property, Mr. Boesgaard will be entitled to receive (i) the amount of his accrued but unpaid salary, earned but unpaid bonus, and any accrued but unused vacation as of the date of termination, (ii) reimbursement of any expenses properly incurred on our behalf prior to any such termination and not yet reimbursed, (iii) continuation of his base salary for a period of nine months after the effective date of termination and (iv) continuation of group health plan benefits, with the cost of such benefits shared in the same relative proportion by us and Mr. Boesgaard until the earlier of (x) nine months after termination and (y) the date Mr. Boesgaard becomes eligible for benefits through another employer.

Under Mr. Boesgaard’s employment agreement, the terms below are generally defined as follows:

“cause” means: (i) the conviction of, or plea of guilty or no contest to a felony or a crime involving dishonesty or theft; (ii) commission a fraudulent, dishonest or illegal act the executive (iii) acts of gross negligence or gross misconduct by the executive; (iv) willful violation of a federal state or local law or regulation applicable to our business; (v) material and uncured violation of the company’s policies and procedures; (vi) material and uncured failure to satisfactorily perform executive’s duties; (vii) executive’s breach of the terms the confidentiality, inventions and non-interference agreement; and (viii) executive’s uncured breach of the employment agreement or related agreements with us; and

“good reason” means that the employee has complied with the appropriate notice procedures following the occurrence of any of the following without the employee’s advance written consent: (i) a reduction in the employee’s base salary that is not pursuant to a salary reduction program affecting substantially all senior level employees or (ii) a change in the employee’s principal office location of more than fifty (50) miles.

Mary Duseau

On February 4, 2015, we entered into an employment agreement with Ms. Duseau for the position of Senior Vice President, Chief Commercial Officer. Ms. Duseau currently receives a base salary of $400,000, which is subject to periodic review and increase by the compensation committee. Ms. Duseau is also eligible for an annual bonus with a target amount, currently of 40% of her base salary, based on the achievement of certain individual and/or corporate performance targets established by the board or compensation committee. The actual amount of such bonus, which may be more or less than the target bonus, will be determined annually based upon individual and/or our achievement of certain performance targets, as determined by the compensation committee, in its reasonable discretion. The employment agreement further provides for (i) a vehicle allowance of $7,200 payable in semi-monthly installments, and (ii) two special payments, each in the amount of $40,000, less applicable withholdings and customary payroll deductions (the first payment was made on the first anniversary of the commencement date and the second payment to be paid out on the next regular pay date following the second anniversary of the commencement date, subject to Ms. Duseau’s continued employment) Ms. Duseau is eligible to participate in employee benefit plans generally available to our executive employees, subject to the terms of those plans. In connection with the commencement of her employment, we agreed to grant Ms. Duseau 10,449 stock options. Twenty-five percent of such stock options vested on February 4, 2016 and the remaining shares vest in 36 equal monthly installments thereafter.

Payments Provided upon Termination without Cause or with Good Reason

In the event of termination for good reason or without cause, as described below, subject to the execution and non-revocation of a release agreement, resignation from any and all positions and return of all company property, Ms. Duseau will be entitled to receive (i) the amount of her accrued but unpaid salary and any accrued but unused vacation as of the date of termination, (ii) reimbursement of any expenses properly incurred on our behalf prior to any such termination and not yet reimbursed, (iii) continuation of her base salary in effect immediately prior to the termination of her employment for a period of nine months after the effective date of termination and (iv) continuation of group health plan benefits, with the employee's healthcare continuation payments waived by the Company until the earlier of (x) nine months after termination and (y) the date Ms. Duseau becomes eligible for benefits through another employer, subject to the execution and non-revocation of a release agreement, resignation from any and all positions and return of all Company property.

Under Ms. Duseau’s employment agreement, the terms below are generally defined as follows:

“cause” shall mean Employee’s (i) conviction of, or guilty plea or plea of no contest to, a felony or other crime involving dishonesty, theft or moral turpitude, (ii) commission of a fraudulent, illegal or dishonest act in respect of Employer, its affiliates or any of their respective clients/customers, (iii) willful misconduct or gross negligence that is, or reasonably could be expected to be, injurious to the business, operations or reputation of Employer or its affiliates (monetarily or otherwise), (iv) willful violation of a federal, state or local law or regulation applicable to the business of Employer or its affiliates, (v) material violation of Employer's policies or procedures in effect from time to time, (vi) material failure to satisfactorily perform Employee’s duties as assigned to Employee from time to time, (vii) breach of the terms of the Covenants Agreement, or (viii) other material breach of Employee’s representations, warranties, covenants and other obligation under this Agreement; provided, however, to the extent that any violation, failure or breach described in clauses (v), (vi), or (viii) is subject to cure (as determined by Employer in its reasonable discretion), then such violation, failure or breach shall not constitute “Cause” unless Employer provides Employee with written notice of such violation, failure or breach and Employee fails to cure such violation, failure or breach within ten (10) days of receipt of such notice.

“good reason” means the occurrence, without Employee's advance written consent, of any one or more of the following events: (a) a reduction in Employee’s Base Salary, unless a proportionate reduction is made with respect to all of its other executive level employees; or (b) relocation of Employee's principal office location to a location that is anywhere outside of a 50 mile radius of Warren, New Jersey. No event described in clauses (a) or (b) above shall constitute "Good Reason" unless Employee provides the CEO and the Board with written notice of Employee's objection to such event within thirty (30) days after such event first occurs, Employer is afforded an opportunity to cure such event within thirty (30) days after the CEO's and the Board's receipt of such notice (the "Good Reason Cure Period") and such event is not cured during the Good Reason Cure Period. If Employee fails to provide the notice and Good Reason Cure Period prior to her resignation, or resigns more than ninety (90) days after the initial existence of the condition, her resignation will not be deemed to be for “Good Reason” and any claim of such circumstances as “Good Reason” shall be deemed irrevocably waived by Employee.
Employee Confidentiality, Inventions and Non-interference Agreements
Each of our named executive officers has entered into a standard form agreement with respect to confidential information, assignment of inventions, non-solicitation and non-interference restrictions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment, to assign to us any inventions conceived or developed during the course of employment, to refrain from soliciting or hiring any of our employees, consultants or independent contractors for a period of one year after the termination of such executive’s employment and to refrain from engaging in a competitive business for a period of one year after the termination of such executive’s employment.
Outstanding Equity Awards at Fiscal Year-End Table - 2016
The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding stock options and restricted common stock awards held as of December 31, 2016.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#)			Option exercise price ($)	Option expiration date	Number of Shares That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Name	exercisable	unexercisable
Paul G. Thomas	10,467	11,382	(2)	$43.60	1/1/2025	—		—
	—	13,999	(3)	$11.30	1/3/26	—		—
	—	—		—	—	13,597	(4)	$57,651
Lars Boesgaard	675	—	(5)	$17.68	4/1/2020	—		—
	456	—	(6)	$17.68	6/29/2020	—		—
	2,038	—	(7)	$36.43	1/31/2022	—		—
	996		(8)	$9.94	12/31/2022
	1,101	1,199	(2)	$43.60	1/1/2025
	—	4,300	(3)	$11.30	1/3/2026
				—	—	3,905	(9)	16,557
Mary Duseau	4,792	5,657	(10)	$39.90	2/3/2025	—		—
	—	4,299	(3)	$11.30	1/3/2026

(1)	The value is based upon the closing market price of our common stock on December 31, 2016, $4.24.

(2)
Represents options to purchase shares of our common stock granted on January 2, 2015. The shares underlying this option vest 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(3)
Represents options to purchase shares of our common stock granted on January 4, 2016. The shares underlying this option vest 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(4)
The number of shares displayed represents the unvested shares from the following grant: 21,738 shares granted on December 6, 2013. One-half of the grant vests 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months, the other half of the December 6, 2013 grant vests upon the per share value of common stock reaching $281.50 (as may be adjusted for changes in capitalization).

(5)
Represents options to purchase shares of our common stock granted on April 2, 2010. The shares underlying this option vested 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(6)
Represents options to purchase shares of our common stock granted on June 30, 2010. The shares underlying this option vested 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(7)
Represents options to purchase shares of our common stock granted on April 1, 2012. The shares underlying this option vested 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(8)
Represents options to purchase shares of our common stock granted on May 13, 2013. The shares underlying this option vested 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

(9)
The number of shares displayed represents the unvested shares from the following grants: 3,622 shares granted on December 6, 2013; and 2,473 shares granted on January 2, 2015. One-half of the 2013 grant vests 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months the second half of the December 6, 2013 grant, vests upon the per share value of common stock reaching $281.50 (as may be adjusted for changes in capitalization). The January 2, 2015 grant vests 33% on the one year anniversary of the grant date and 67% on the second anniversary

(10)
Represents options to purchase shares of our common stock granted on February 2, 2015. The shares underlying this option vested 25% on the anniversary of the grant date with the remaining shares vesting in equal monthly installments over the following 36 months.

Equity Compensation Plans
The two equity incentive plans described in this section are the Roka Bioscience, Inc. 2009 Equity Incentive Plan, or the 2009 Plan, and the Roka Bioscience, Inc. 2014 Equity Incentive Plan, or the 2014 Plan. Prior to our initial public offering, we granted awards to eligible participants under the 2009 Plan. Following the closing of our initial public offering, we expect to grant awards to eligible participants only under the 2014 Plan.
2009 Equity Incentive Plan
The 2009 Plan was approved by our board of directors and our stockholders on September 10, 2009, and was most recently amended on June 13, 2013. The 2009 Plan reserved 202,885 shares of common stock for issuance.
The 2009 Plan permits us to make grants of incentive stock options to employees, and non-statutory options, incentive options, restricted stock, and unrestricted stock to employees, non-employee board members and consultants of our company and our affiliates. In no event shall the number of shares of stock covered by options or other awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of stock subject to the 2009 Plan.
The 2009 Plan is administered by our compensation committee of our board of directors, although our board of directors may at any time itself exercise any of the powers and responsibilities assigned to the compensation committee. We refer to the compensation committee as the committee. The committee has the authority to:

•	determine which employees, consultants or directors shall be granted awards, and the form of award;

•	interpret the 2009 Plan;

•	prescribe, amend and rescind rules and regulations relating to the 2009 Plan;

•	determine the terms and provisions of award agreements; and

•	make all other determinations necessary or advisable for the administration of the 2009 Plan.
The committee may, in its discretion, provide that awards of non-statutory options or restricted stock may be transferred by the recipient to a family member, without payment of any consideration, provided that no transfer shall be valid unless first approved by the committee, acting in its sole discretion. Except as provided in the preceding sentence, awards under the 2009 Plan are not transferable, other than by will or by the laws of descent and distribution.

The exercise price of each incentive stock option granted under the 2009 Plan is determined by our board of directors and may not be less than fair market value of a share of our common stock on the grant date (110% for ten percent owners). This limit does not apply to non-statutory options.
In the event of a change in control, subject to provisions of outstanding awards granting greater rights, outstanding options and restricted awards granted to individuals who have been employed by or associated with the company and our affiliates for less than twelve months shall vest as if the time of reference were six months later than otherwise. Options and restricted stock granted to other employees shall vest as if the time of reference were twelve months later than otherwise.
In addition, upon certain transactions, the committee may take any one or more of the following actions as to outstanding options: (1) provide that an acquiring or succeeding entity shall assume such options or substitute substantially equivalent options; (2) upon written notice to option holders, provide that unexercised options will terminate immediately prior to such transaction unless exercised within a specified period; (3) provide that outstanding options shall become exercisable in whole or in part prior to or upon the transaction; (4) terminate options in exchange for cash payments, net of applicable tax withholding, equal to the excess, if any, of (i) the acquisition price times the number of shares of stock subject to an option over (ii) the aggregate exercise price for all shares of stock subject to the option; (5) in connection with a liquidation or dissolution of the company, provide that options shall convert into the right to receive liquidation proceeds, net of the exercise price and any applicable tax withholdings; or (6) any combination of the foregoing.
Upon certain transactions other than a liquidation or dissolution of the company that is not part of another transaction, the repurchase and other rights of the company under outstanding restricted stock awards shall inure to the benefit of the company’s successor, and shall, unless the committee determines otherwise, apply to the to the cash, securities or other property which the restricted stock was converted into or exchanged for pursuant to such transaction in the same manner and to the same extent as they applied to the restricted stock award.
Our board of directors may at any time modify or terminate the 2009 Plan, but no amendment of the 2009 Plan may affect the terms of any award outstanding on the date of such amendment, unless the board of directors expressly provides otherwise. The committee may amend the terms of any award, prospectively or retroactively, provided such amendment is consistent with the terms of the 2009 Plan. No amendment or modification of the 2009 Plan by our board of directors, or of an outstanding award by the Committee, shall impair the rights of the recipient of any award outstanding on the date of such amendment or modification without the participant’s consent. No such consent is required if (i) the board of directors or the Committee determines in its sole discretion that such amendment or alteration either is required or advisable for the company, the 2009 Plan, or the award to satisfy any law or regulation, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the board of directors or the committee determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated.
As of December 31, 2016, options to purchase 24,563 shares of common stock and 17,542 shares of restricted stock were outstanding under the 2009 Plan.
2014 Equity Incentive Plan
Our 2014 Equity Incentive Plan was adopted by our board of directors on June 26, 2014 and approved by our shareholders on July 2, 2014. We refer to this plan as the 2014 Plan. The 2014 Plan became effective upon the date of closing of our initial public offering. Unless sooner terminated, no award will be granted under the 2014 Plan on or after the tenth anniversary of the date of the 2014 Plan’s initial adoption by the Board. On January 17, 2017, our board of directors approved, subject to stockholder approval, the amendment and restatement of the 2014 Plan to increase the number of shares reserved for issuance thereunder by 300,000 to 665,340 and to reflect the impact of the reverse stock splits implemented by us subsequent to the original adoption of the 2014 Plan. For a description of the amended and restated 2014 Plan, please see “Proposal No. 1 - Description of Amended and Restated 2014 Plan”.

The 2014 Plan permits us to make grants of incentive stock options to our employees, and for the grant of nonqualified stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards to our employees, directors, consultants, advisors, or other individual service providers of our company or any subsidiary, as well as to any persons determined by our committee that administers our 2014 Plan to be prospective employees, officers, directors, consultants, advisors, or other individual service providers of our company or any subsidiary.

The 2014 Plan initially reserved 108,695 shares of common stock for issuance. The number of shares available for issuance is subject to customary adjustments for stock splits, stock dividends or similar transactions. In addition, the Plan contains an “evergreen” provision allowing for an annual increase in the number of shares of our common stock available for issuance under the 2014 Plan on January 1 of each year during the period beginning January 1, 2015, and ending on (and including) January 1, 2024. The annual increase in the number of shares shall be equal to 3% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year; provided, however, that our board of directors may act prior to the first day of any calendar year to provide that there shall be no increase for such calendar year, or that the increase shall be a lesser number of shares of common stock than would otherwise occur. As of December 31, 2016, the total number of shares available for issuance under the 2014 Plan was 18,501, subsequent to December 31, 2016, in accordance with the "evergreen" provisions of the 2014 Plan, 150,081 shares became available for issuance under the 2014 Plan. In the event the shareholders approve the amended and restated 2014 Plan at this special meeting, the total number of shares available for issuance under the amended and restated 2014 Plan would be 468,582. In addition, the “evergreen” provision in the amended and restated 2014 Plan allows for an annual increase in the number of shares of our common stock available for issuance under the 2014 Plan on January 1 of each year during the period beginning January 1, 2018, and ending on (and including) January 1, 2027. The annual increase in the number of shares will continue to be equal to 3% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year; provided, however, that our board of directors may act prior to the first day of any calendar year to provide that there shall be no increase for such calendar year, or that the increase shall be a lesser number of shares of common stock than would otherwise occur.
The 2014 Plan is administered by a committee of our board of directors. The committee has the authority to determine:

•	which individuals shall be granted awards;

•	number of shares, units or other rights subject to each award;

•	exercise, base or purchase price of each award (if any);

•	schedule upon which awards will become vested, exercisable or payable;

•	performance criteria, performance goals and other conditions of each award;

•	duration of each award; and

•	all other terms of each award.
For awards that are intended to be exempt from the deductibility limit of Code Section 162(m), no participant may receive in any one fiscal year options or stock appreciation rights with respect to more than 18,116 shares of our common stock in the aggregate, or restricted stock, stock units, performance shares awards, incentive bonus awards and other stock-based awards that are denominated in shares of our common stock relating to more than 18,116 shares in the aggregate. In addition, the maximum dollar value payable to any participant in any one fiscal year of the company with respect to stock units, performance units or incentive bonus awards or other stock-based awards that may be settled in cash or other property (other than common stock) and that are intended to be exempt from the deductibility limit of Code Section 162(m) is $2,000,000.
In general, awards may not be transferred other than by will or by the laws of descent and distribution. However, the committee may provide in an award agreement that non-qualified stock options, share-settled stock appreciation rights, restricted stock, performance shares or share-settled other stock-based awards may be transferred to certain family members, to a family trust for estate planning purposes, or by gift to charitable institutions.

The committee may, upon the grant of an award, provide for the effect of a change in control on any award, including:

•	acceleration or extension of the time periods for exercising, vesting in, or realizing gain from any award;

•	elimination or modification of performance or other conditions of an award;

•	provision for the cash settlement of an award for an equivalent cash value; or

•	such other modification or adjustment to an award as the committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control.
The committee may also, in its discretion, take one or more of the following actions contingent upon a change in control, unless otherwise provided by an award agreement:

•	cause any or all outstanding options and stock appreciation rights affected by the change in control to become vested and immediately exercisable, in whole or in part;

•	cause any other awards affected by the change in control to become non-forfeitable, in whole or in part;

•	cancel any option or stock appreciation right in exchange for a substitute option;

•	cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award in respect of the capital stock of any successor corporation;

•
redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control;

•
cancel any option or stock appreciation right affected by the change in control in exchange for cash and/or other substitute consideration, and cancel any option or stock appreciation right without any payment of consideration if its exercise price is not less than the value of our common stock on the date of the change in control;

•
cancel any stock unit or performance unit affected by the change in control in exchange for cash and/or other substitute consideration (provided such cancellation and exchange does not violate Section 409A of the Code); or

•	make such other modifications, adjustments or amendments to outstanding awards or the 2014 Plan as it deems necessary or appropriate.
The committee may amend the terms of awards in any manner not inconsistent with the 2014 Plan, provided that no amendment shall adversely affect the rights of a participant with respect to an outstanding award without such participant’s consent. In addition, our board of directors may at any time amend, suspend, or terminate the 2014 Plan, provided that (i) no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding award without the consent of such participant, (ii) the company shall obtain stockholder approval of any amendment to the 2014 Plan to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, and (iii) stockholder approval is required for any amendment to the 2014 Plan that (x) increases the number of shares of common stock available for issuance under the 2014 Plan, or (y) changes the persons or class of persons eligible to receive awards.
As of December 31, 2016, options to purchase 172,991 shares of common stock and 12,640 shares of restricted stock were outstanding under the 2014 Plan.

401(k) Plan and Other Benefits

We maintain a tax-qualified retirement plan that provides eligible employees in the United States with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Pre-tax or after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Sections 401(a) and 501(a) of the Code. We currently provide matching contributions under the 401(k) Plan up to an aggregate maximum match of $1,000 per person, which vests 50% upon the one-year anniversary of employment and the remaining 50% upon the two-year anniversary of employment. We also contribute to medical, life, disability and other standard insurance for our employees.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our board of directors approved a director compensation policy for our non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending board of director and committee meetings, this policy excludes any non-employee directors designated to the board by our current investors. In December 2015, our board of directors approved amendments to the compensation policy for our non-employee directors. The amended policy provides for the following compensation amounts payable in cash, or upon election by all non-employee directors, in shares of unrestricted common stock:

•	each non-employee director is entitled to receive an annual fee from us of $42,000;

•	the chair of our audit committee is entitled to receive an annual fee from us of $12,500 and other members of our audit committee are entitled to receive $7,500;

•	the chair of our compensation committee is entitled to receive an annual fee from us of $8,000 and other members of our compensation committee are entitled to receive $5,000; and

•	the chair of our nominating and corporate governance committee is entitled to receive an annual fee from us of $7,000 and other members are entitled to receive $4,000.

Each non-employee director that joins our board of directors is entitled to receive an initial option grant upon commencement of service to purchase 6,000 shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, which shall vest in 36 equal monthly installments. Subsequent to the initial option grant, as of the date of each annual meeting of the shareholders, each non-employee director will receive an option grant to purchase 3,000 shares of our common stock under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, which shall vest on the one year anniversary of the grant date. Upon a change in control of us, as defined in our equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.
All fees under the director compensation policy are paid on a quarterly basis in arrears and no per meeting fees are paid. All fees may be paid in unrestricted shares of common stock at the election of the director. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending board of director and committee meetings.
Director Compensation Table - 2016
The following table sets forth information concerning the compensation paid to our non-employee directors during 2016.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
M. James Barrett	$57,500	$14,448	$71,948
Fred Cohen	$51,000	$14,448	$65,448
Michael P. Doyle, Ph.D.	$46,250	$14,448	$60,698
David W. J. McGirr	$55,500	$14,448	$69,948
Jonathan T. Silverstein(2)	$56,500	$14,448	$70,948
Nicholas J. Valeriani	$45,750	$14,448	$60,198

1)
Amount reflects the grant date fair value of option awards granted in 2016 in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation. These amounts do not correspond to the actual value that may be realized by the directors upon exercise of such options.

2)	Mr. Silverstein resigned from our board of directors as of January 17, 2017.

ADDITIONAL INFORMATION

Stockholder Proposals for 2017 Annual Meeting
Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2017 Annual Meeting of Stockholders must have been received by us no later than January 6, 2017 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Roka Bioscience, Inc., 20 Independence Boulevard, Warren, New Jersey 07059 Attn.: Secretary.
 Our by-laws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2017 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than March 25, 2017 no earlier than February 24, 2017; provided, however, that in the event the Special Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Roka Bioscience, Inc., 20 Independence Boulevard, Warren, New Jersey 07059, Attn.: Corporate Secretary.
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and at its regional offices, a list of which is available on the Internet at http://www.sec.gov/contact/addresses.htm. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at http://www.rokabio.com. The information on our website is not part of this prospectus.

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC, as well as any or all of the documents incorporated by reference in this prospectus or the registration statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to:
Investor Relations Department
Roka Bioscience, Inc.
20 Independence Boulevard
Warren, New Jersey 07059
Telephone number: (908) 605-4700
Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement. This Proxy Statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this Proxy Statement. We also incorporate by reference into this Proxy Statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 9, 2016;

•
our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2016, filed with the SEC on May 6, 2016, for the fiscal quarter ended June 30, 2016, filed with the SEC on August 5, 2015 and for the fiscal quarter ended September 30, 2016, filed with the SEC on November 8, 2016;

•	our Proxy Statement on Schedule 14A filed with the SEC on April 29, 2016;

•
our Current Reports on Form 8-K filed with the SEC on February 25 2016, June 27 2016, August 26, 2016, September 16, 2016, September 22, 2016, October 11, 2016, November 1, 2016, November 7, 2016, November 10, 2016, and January 17, 2017; and

•
the description of our common stock contained in our Registration Statement on Form 8-A, filed on July 11, 2014, including any amendments thereto or reports filed for the purposes of updating this description

The information contained in this Proxy Statement speaks only as of the date indicated on the cover of this Proxy Statement unless the information specifically indicates that another date applies.

We have not authorized anyone to give you any information or to make any representation about the issuance of common stock upon conversion of the Series A Preferred Stock or upon exercise of the Warrants or the Company that is different from or adds to the information contained in this Proxy Statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

Householding of Proxy Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Roka Biosciences, Inc., 20 Independence Boulevard, Warren, New Jersey 07059, Attn.: Secretary, or by phone at (908) 605-4700. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Mary Duseau
Mary Duseau, Chief Executive Officer

February 3, 2017
Warren, New Jersey

 APPENDIX A

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ROKA BIOSCIENCE INC.
20 INDEPENDENCE BOULEVARD
4TH FLOOR	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
WARREN, NJ 07059
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following proposal:
				For	Against	Abstain
1. TO APPROVE THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

ROKA BIOSCIENCE INC.
Special Meeting of Shareholders
February 28, 2017 8:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mary Duseau and Lars Boesgaard, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ROKA BIOSCIENCE INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholders to be held at 8:30 AM, EST on February 28, 2017, at Roka's corporate offices, located at 20 Independence Boulevard, Suite 401, Warren, New Jersey, 07059, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
Continued and to be signed on reverse side

APPENDIX B
AMENDED AND RESTATED ROKA BIOSCIENCE, INC.
2014 EQUITY INCENTIVE PLAN

1.	Establishment and Purpose
The purpose of the Amended and Restated Roka Bioscience, Inc. 2014 Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.
The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan, as amended and restated shall become effective upon the date set forth in Section 18.1 hereof.

2.	Definitions
Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:
2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.
2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.
2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non- paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.
2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within 10 days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.
2.7 “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:
(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or
(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or
(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or
(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.
2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.
2.10 “Common Stock” means the Company’s Common Stock, par value $.001 per share.
2.11 “Company” means Roka Bioscience, Inc., a Delaware corporation, and any successor thereto as provided in Section 16.8.
2.12 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.13 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.
2.14 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.
2.15 “Effective Date” means the date set forth in Section 18.1 hereof.
2.16 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.
2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.18 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific Date of Grant (i) the closing price of a share of Common Stock as of the Date of Grant on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such Date of Grant, the closing price of a share of Common Stock on the most recent date preceding the Date of Grant on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over- the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of the Date of Grant (or, if there are no closing bid and asked prices for the shares of Common Stock as of such Date of Grant, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such Date of Grant on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.
2.19 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.20 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.
2.21 “Initial Public Offering” means the consummation of the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Common Stock shall be publicly held.
2.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.
2.25 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.
2.26 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person.”
2.27 “Performance Measures” mean the measures of performance of the Company and its Subsidiaries as more fully described in Section 14 of the Plan and Exhibit A hereto.
2.28 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.29 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.30 “Plan” means this Amended and Restated Roka Bioscience, Inc. 2014 Equity Incentive Plan, as it may be amended from time to time.
2.31 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
2.32 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.
2.33 “Securities Act” means the Securities Act of 1933, as amended.
2.34 “Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary.

2.35 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.36 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.37 “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.	Administration
3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Code Section 162(m) and 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.
3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of Stock Options and Stock Appreciation Rights), provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under

Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.	Shares Subject to the Plan
4.1 Share Limitation.
(a) Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be six hundred sixty-five thousand three hundred forty (665,340) shares (the “Initial Limit”). The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2018 and ending on (and including) January 1, 2027, in an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year (the “Annual Increase”). Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no Annual Increase for such calendar year or that the Annual Increase for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. The number of shares which may be issued in respect of Incentive Stock Options shall be equal to the Initial Limit, and shall be increased on January 1, 2018 and each January 1 thereafter until (and including) January 1, 2027, by the lesser of (i) the Annual Increase for such calendar year, and (ii) ninety thousand five hundred eighty (90,580) shares of Common Stock.
(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1 as one share of Common Stock for every share of Common Stock subject thereto, regardless of the number of shares of Common Stock actually issued to settle the Stock Option or Stock Appreciation Right upon exercise. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of taxes required to be withheld with respect to the exercise of such Stock Option or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.
4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.	Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.
5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 16.1 hereof.

6.	Stock Options
6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.
6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.
6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.
6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:
(a) If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) by reason of his or her death, such Stock Option may, to the extent then exercisable, be exercised by such Participant’s estate or any person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) by reason of his or her Disability, such Stock Option may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
(c) If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) for any reason other than death, Disability or Cause, such Stock Option may, to the extent then exercisable, be exercised up until three (3) months following such termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such three-month period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 17.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.
(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.
(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.
(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.
(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.	Stock Appreciation Rights
7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.
7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.
7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.
7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 17.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8.	Restricted Stock Awards
8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan or Code Section 162(m), the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.
8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 17.5. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.
8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.
8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.	Stock Unit Awards
9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 9 of the Plan or Code Section 162(m), the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.
9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10.	Performance Shares
10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.
10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.
10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.	Performance Units
11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.
11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.
11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.	Incentive Bonus Awards
12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.
12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures set forth in Exhibit A hereto. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates (or for Incentive Bonus Awards intended to satisfy Code Section 162(m), within the permissible time period established for exemption under Code Section 162(m) and the regulations promulgated thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
12.3 Payment of Incentive Bonus Awards.
(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.
(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13.	Other Cash-Based Awards and Other Stock-Based Awards
13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.
13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.
13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

14.	Code Section 162(m) Awards
14.1 Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus, Other Stock Award or Other Cash Award shall be granted as a Code Section 162(m) Award. Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award.
14.2 Performance Measures.
(a) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation exemption requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.
(b) “Performance Measures” means the measures of performance of the Company and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be based on one or more of the criteria set forth in Exhibit A which is hereby incorporated by reference, as determined by the Committee.
(c) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Company or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.
14.3 Attainment of Code Section 162(m) Goals.
(a) After each performance period, the Committee shall certify in writing (which may include the written minutes for any meeting of the Committee): (i) if the Company has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of a Change in Control of the Corporation or the death or Disability of a Participant.
(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Company, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Company’s strategic business goals.
14.4 Individual Participant Limitations. Subject to adjustment as provided in Section 4.2, with respect to Awards intended to be Code Section 162(m) Awards and Stock Option and Stock Appreciation Rights Awards intended to be exempt from the deductibility limitation in Code Section 162(m), (i) no Participant in any one fiscal year of the Company may be granted (x) Stock Options or Stock Appreciation Rights with respect to more than eighteen thousand one hundred sixteen (18,116) shares of Common Stock in the aggregate, and (y) Restricted Stock, Stock Units, Performance Shares Awards, Incentive Bonus Awards and Other Stock Based Awards that are denominated in shares of Common Stock with respect to more than eighteen thousand one hundred sixteen (18,116) shares in the aggregate, and (ii) the maximum dollar value payable to any Participant in any one (1) fiscal year of the Company with respect to Stock Units, Performance Units or Incentive Bonus Awards or Other Stock-Based Awards that may be settled in cash or other property (other than Common Stock) is two million dollars ($2,000,000). If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

15.	Change in Control
15.1 Effect of Change in Control.
(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.
(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) cancel any Stock Option or Stock Appreciation Right held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares of Common Stock subject to that Stock Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per share of Common Stock on the date of the Change in Control and the exercise price of that Stock Option or Stock Appreciation Right; provided, that if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of any such Stock Option or Stock Appreciation Right, the Committee may cancel that Stock Option or Stock Appreciation Right without any payment of consideration therefor; (vii) cancel any Stock Unit or Performance Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value per share of Common Stock on the date of the Change in Control (provided that such cancelation and exchange does not violate Section 409A of the Code); or (ix) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

16.	General Provisions
16.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.
16.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

16.3 No Assignment or Transfer; Beneficiaries.
(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.
(b) Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock- Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
16.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.
16.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

16.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.
16.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
16.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
16.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
16.10 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

17.	Legal Compliance
17.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.
17.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.
17.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.
17.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
17.5 Tax Withholding.
(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements. Notwithstanding the foregoing, if a minimum statutory amount of withholding does not apply under the laws of any foreign jurisdiction, the Company may withhold such amount for remittance to the applicable taxing authority of such jurisdiction as the Company determines in its discretion, uniformly applied, to be appropriate.
(b) A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option.
(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; or (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002).
17.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other person hereunder.
17.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).
17.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

18.	Effective Date, Amendment and Termination
18.1 Effective Date. The Plan, as amended and restated, shall become effective immediately upon approval of the Plan by the Board, subject to approval of the Plan, as amended and restated, by by the requisite percentage of the holders of the Common Stock of the Company within twelve months after the date of approval of the Plan by the Board.
18.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 18.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the adoption by the Board of the amended and restated Plan; but provided further, that Awards granted prior to such 10th anniversary may extend beyond that date.
INITIAL BOARD APPROVAL: June/26/2014
INITIAL STOCKHOLDER APPROVAL: July/2/2014
INITIAL EFFECTIVE DATE OF PLAN: July/22/2014
BOARD APPROVAL OF AMENDED AND RESTATED PLAN: January/17/2017
STOCKHOLDER APPROVAL OF AMENDED AND RESTATED PLAN: _______/__/2017

EXHIBIT A
PERFORMANCE MEASURES
Code Section 162(m) Awards shall be based on the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Measures, in each case on specified date or over any period, up to 10 years, as determined by the Committee.
“Performance Measures” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Subsidiary or any division or operating unit thereof:

pre-tax income,

after-tax income,

net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis, or economic net income),

operating income or profit,

cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,

earnings per share (basic or diluted),

return on equity,

returns on sales or revenues,

return on invested capital or assets (gross or net),

cash, funds or earnings available for distribution,

operating expenses,

implementation or completion of critical projects or processes,

return on investment,

total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

net earnings growth,

stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),

return measures (including but not limited to return on assets, capital, equity, or sales),

increase in revenues,

the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return,

net earnings,

changes (or the absence of changes) in the per share price of the Company’s Common Stock,

earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period,

total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period), economic value created,

operating margin or profit margin,

Share price or total shareholder return,

cost targets, reductions and savings, productivity and efficiencies,

clinical or regulatory milestones,

strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons, objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and any combination of, or a specified increase or improvement in, any of the foregoing.
Where applicable, the Performance Measures may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.
The Performance Measures may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).
Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.
To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee shall have the authority to make equitable adjustments to the Performance Measures in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate and may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Measures described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP or a change in applicable laws or regulations, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.